                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
             PURSUANT TO SECTION 12(b) OR 12(g) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (THE EXCHANGE ACT)



                     Keryx Biopharmaceuticals, Inc.
         (Exact Name of Registrant as Specified in Its Charter)
         ------------------------------------------------------

             Delaware                                    13-4087132
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)
----------------------------------------    ------------------------------------

    5 Kiryat Mada, Har Hotzvim,
    Jerusalem, Israel                                      91236
  (Address of Principal Executive Offices)               (Zip Code)
----------------------------------------    ------------------------------------

 If this form relates to the                 If this form relates to the
 registration of a class of                  registration of a class of
 securities pursuant to Section              securities pursuant to Section
 12(b) of the Exchange Act                   12(g) of the Exchange Act and is
 and is effective pursuant to                effective pursuant to General
 General Instruction A.(c),                  Instruction A.(d), please check
 please check the following box. [ ]         the following box. [X]



                                   ----------

Securities Act registration statement file number to which this form relates:
333-37402

                                (If applicable)

Securities to be registered pursuant to Section 12(b) of the Exchange Act:

          Title of Each Class                Name of Each Exchange on Which
          to be so Registered                Each Class is to be Registered
          -------------------                ------------------------------
          None                               Inapplicable

----------------------------------------    ------------------------------------

Securities to be registered pursuant to Section 12(g) of the Exchange Act:

          Title of Each Class                Name of Each Exchange on Which
          to be so Registered                Each Class is to be Registered
          -------------------                ------------------------------
Common Stock, $.001 par value per share      Nasdaq National Market

Item 1.  Description of Registrant's Securities to be Registered

         The description of the securities to be registered hereby as set forth under the caption "Description of Capital Stock" in (i) the prospectus (subject to completion) dated May 19, 2000, and included in Part I of the Registration Statement (Registration No. 333-37402) on Form S-1 (as amended, the "Registration Statement") of the registrant filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and (ii) the related final form of the prospectus to be filed with the Commission pursuant to Rule 424(b) of the Securities Act, which is incorporated herein by reference.


Item 2.  Exhibits

         The following exhibits are filed as part of this registration statement:

         Exhibit No.                Exhibit Description
         -----------                -------------------
              3.1*         Amended and Restated Certification of Incorporation
                           of the Company
              3.2*         By-Laws of the Company

* Previously filed with the Commission as an exhibit to the Registration Statement and incorporated herein by reference pursuant to Rule 12b-32(a) of the Exchange Act and Rule 102 of Regulation S-T.

                                    SIGNATURE

              Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                            KERYX BIOPHARMACEUTICALS, INC.



Date:  June 28, 2000                        By: /s/ Morris Laster
                                                --------------------------------
                                                Name:  Morris Laster, M.D.
                                                Title: Chief Executive Officer